UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2011

Waccamaw Bankshares, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	001-33046	52-2329563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 North J. K. Powell Boulevard, Whiteville, NC		28472-3008
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (910) 641-0044

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 21, 2011, Waccamaw Bankshares, Inc. (the “Company”), and its wholly owned subsidiary, Waccamaw Bank (the “Bank”) entered into a branch purchase and assumption agreement with First Bank, Troy, North Carolina, whereby First Bank will purchase eleven Waccamaw Bank branches. The eleven branches to be purchased include all of the Waccamaw Bank branches located in Brunswick and New Hanover Counties in North Carolina and Horry County in South Carolina. The Brunswick County branches are located in Southport (2), Shallotte (2), Ocean Isle Beach, Holden Beach, and Oak Island. The New Hanover County branch is located in Wilmington and the Horry County branches are located in Conway (2) and Little River. The terms of the agreement provide for First Bank to acquire all the premises and equipment at the branches, all deposits, and selected loans. The deposit premium varies by account type, with the blended premium estimated at 1.5% of total deposits. The agreement calls for the branch facilities to be purchased at book value and for the loans to be purchased at par. The consummation of the transaction is subject to a number of conditions, including receipt of necessary regulatory approval.

The foregoing summary of the branch purchase and assumption agreement is not complete and is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 8.01	Other Events.

On October 24, 2011, the Company and First Bank issued a press release announcing that they had entered into the branch purchase and assumption agreement described under Item 1.01 of this Current Report on Form 8-K. The Company expects that this transaction will be completed in the first quarter of 2012, subject to regulatory approval and other closing conditions.

A copy of the press release making such announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

10.1	Branch Purchase and Assumption Agreement, dated as of October 21, 2011, between Waccamaw Bank and Waccamaw Bankshares, Inc., as Seller, and First Bank as Purchaser

99.1	Press Release, dated October 24, 2011, announcing branch purchase and assumption agreement

Caution about Forward-Looking Statements

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of the registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook,” or similar expressions. These statements are based upon the current belief and expectations of the registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Waccamaw Bankshares, Inc.
(Registrant)

Date	October 27, 2011

/s/ Geoffrey R. Hopkins
Geoffrey R. Hopkins
President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Branch Purchase and Assumption Agreement, dated as of October 21, 2011, between Waccamaw Bank and Waccamaw Bankshares, Inc., as Seller, and First Bank as Purchaser

99.1	Press Release, dated October 24, 2011, announcing branch purchase and assumption agreement